UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2005


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      0-19171                   91-1463450
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(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)


                   22021 - 20th Avenue S.E., Bothell, WA     98021
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               (Address of principal executive offices)    (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

              On July 21, 2005, Lilly ICOS LLC, our 50/50 joint venture with Eli Lilly and Company, which is marketing Cialis(R) (tadalafil) for the treatment of erectile dysfunction, issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release is furnished as
Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ICOS CORPORATION


Date:    July 21, 2005                          By: /S/ MICHAEL A. STEIN
         -------------                              --------------------
                                                     Michael A. Stein
                                                     Senior Vice President
                                                     and Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.         Description

99 Press Release of Lilly ICOS LLC dated July 21, 2005, reporting Lilly ICOS' financial results for the quarter ended June 30, 2005.